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Below is a slide deck prepared by Amarin Corporation plc (the “Company”) to facilitate discussions beginning on February 6, 2023. The Company has filed a definitive proxy statement (DEFC14A) and WHITE proxy card with the U.S. Securities and Exchange Commission in connection with its solicitation of proxies from shareholders at the Company’s 2023 Special General Meeting of Shareholders. Shareholders are strongly encouraged to read such proxy statement and accompanying WHITE proxy card as they contain important information. The Company also has established a website, https://www.voteamarin.com/, to communicate with the Company’s shareholders regarding its solicitation of proxies from shareholders at the Special General Meeting.

NEW Amarin: Charting a Path to Value Creation as a Global, Diversified Cardiometabolic Player February 2023

Forward Looking Statements & Disclaimer This presentation contains forward-looking statements which are made pursuant to U.S. federal securities law, including beliefs about Amarin’s key achievements in 2022 and the potential impact and outlook for achievements in 2023 and beyond; Amarin’s 2023 financial outlook and cash position; strategies to ensure profit maximization; Amarin’s strategic direction and actions management has taken to stabilize our U.S. business and position Amarin for growth and value creation; the runway for growth as Amarin’s strategic focus shifts toward expanding the business in Europe and other international markets; potential for positive pricing and successful reimbursement decisions in Europe; objectives of Amarin’s cost reduction program and other cash preservation initiatives, and diversification; Amarin’s commitment to identifying and rigorously evaluating new highly qualified, independent candidates for Amarin’s Board of Directors, including full, comprehensive evaluation of Sarissa Capital Management LP’s proposed nominees; and the overall potential and future success of VASCEPA (marketed as VAZKEPA in Europe) and Amarin generally. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. A further list and description of these risks, uncertainties and other risks associated with an investment in Amarin can be found in Amarin’s filings with the U.S. Securities and Exchange Commission, including Amarin’s annual report on Form 10-K for the full year ended 2021, and Amarin’s quarterly reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022, and its other filings. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Amarin undertakes no obligation to update or revise the information contained in its forward-looking statements, whether as a result of new information, future events or circumstances or otherwise. Amarin’s forward-looking statements do not reflect the AMARIN, VASCEPA, VAZKEPA and REDUCE-IT are trademarks potential impact of significant transactions the company may enter into, such as mergers, acquisitions, dispositions, joint ventures or any material agreements that Amarin may enter into, of Amarin Pharmaceuticals Ireland Limited. VAZKEPA is a registered amend or terminate. trademark in Europe and other countries and regions and is pending registration in the United States. THIS PRESENTATION IS INTENDED FOR COMMUNICATION WITH INVESTORS AND NOT FOR DRUG PROMOTION.

Change was Needed – and is Now Well Underway • Transformation to New Amarin is Underway – Actively overcoming past challenges with transformation plan; proactively pivoted to focus on global commercialization strategy – Implemented fundamental changes to U.S. cost structure; delivered actual savings of $50M in the second half of 2022 and on track to achieve $100M by mid-2023 – 70% new executive leadership team; collectively launched 25+ cardiovascular and related products in 45+ markets • Winning Commercial Strategy to Drive Short- And Long-Term Value Creation – $1 billion-plus peak opportunity in Europe and another potential $1 billion opportunity internationally – Achieved attractive reimbursement and pricing in five European countries and advanced five additional European markets to pricing negotiation in 2022 – Achieved six international regulatory approvals in 2022 and one in January 2023 – U.S. business maintained ~60% market share with four generic entrants – exceptional for any drug facing two years of generic competition – Generated four consecutive quarters of U.S. revenue stabilization • New Board Members are Agents of Change – Undertaken comprehensive, independent and transparent Board refreshment process since October 2021 with assistance of global, leading independent search firm – Six new independent directors appointed in 2022; appointed new Board leadership – New directors bring wealth of highly relevant experience in international, in particular European, cardiovascular and related product launches – Per Wold-Olsen, Chairman, brings key expertise and leadership needed to guide Amarin’s next phase – Remains open to strategic dialogue; the Board would evaluate any bona fide offer if they receive one • Sarissa’s Campaign is Misguided and Risks Value Destruction – Sarissa has proven it does not understand Amarin’s business, has no plans and no ideas – Risks losing substantial momentum and jeopardizes value creation opportunity – Sarissa’s slate of nominees is underqualified to guide the Company at this critical juncture in our transformation 3 AMARIN

Transformation is Underway Amarin is Overcoming Past Challenges With a Best-in-Class Leadership Team and Strategy to Drive Short- and Long-Term Value

The Amarin Journey

Transformed And Strengthened Core Leadership Team

25+
CV & RELATED PRODUCTS LAUNCHED

100+
YEARS IN CV

45+
DIFFERENT MARKETS



Laurent Abuaf
SVP, President of Europe
August 2021



Dr. Nabil Abadir
SVP, Chief Medical Officer
April 2022



Tom Reilly
SVP, Chief Financial Officer
June 2022



Lisa DeFrancesco
SVP, Corporate Affairs and Investor Relations
January 2022



David Keenan
SVP, Technical Operations
May 2022



Jordan Zwick
SVP, Corporate Business Development
May 2022



Aaron Berg
EVP, President-U.S.
November 2012



Steven Ketchum, PhD
EVP, Chief Scientific Officer
February 2012



Donna Pasek
SVP, Human Resources
May 2012



Caroline Maraval
VP, Chief of Staff
March 2022

AstraZeneca · MERCK · NOVARTIS · Bristol Myers Squibb™ · GSK · KOS Pioneering Medicines for a Better Life® · Reliant® PHARMACEUTICALS · Allergan

FEBRUARY 23

5

The Amarin Journey Established Best-in-Class European Commercialization Team 30+ 40+ 125+ CV & RELATED DIFFERENT YEARS PRODUCTS LAUNCHED MARKETS IN CV Laurent Abuaf Scott Curley Luca Ruffini Henrik Salvador Lopez Hakima Laurent Josse, PhD Tamara Barghout David Jakouloff, MD Christos SVP, President UK – General Italy – General Asmussen Iberia – General Hannachi France – General Head of Head of Market Papadopoulos of Europe Manager Manager Mid Europe & Manager Head of Medical Manager Marketing & Access CEE – General Nordics – Affairs Europe Launch Lead Manager General Manager FEBRUARY 23 6

The Amarin Journey Amarin’s New Management Team Took Rapid Action In Response to Generic Entry Exceptional Outcomes Led to Significant Investment by Prior Management Legal Setback 2019 2020 2011 2018 April 2021 Launch of Start of the landmark Publication of REDUCE-IT® Amarin loses patent • FDA approval for VASCEPA® for cardiovascular study results in New protection Cardiovascular Risk outcomes REDUCE-IT® England Journal of CVRR in the in the United States Reduction (“CVRR”) United States trial Medicine (Nov ’18) • EMA submission accepted Investments to Support U.S. Commercialization • Dramatic expansion of U.S. salesforce within a single quarter by 400+ • Amarin made substantial purchase commitments with suppliers • In anticipation of a massive launch, prior Amarin management contracted with multiple suppliers to ensure redundancy • 18-month lead-time was required to start production • Contracts were long-dated and required high purchase commitments • Expanded global footprint FEBRUARY 23 7 1 Includes $18M of settlements

The Amarin Journey New Management Immediately Took Action Comprehensive Response to Generic Entry ✓ Negotiated exclusivity to stabilize revenues post-generic entry ✓ Implemented salesforce reduction from ~825 to ~85 ✓ Phased reduction to evolving generic market backdrop – 50% in Oct’21 followed by 75% in Jun’22 ✓ Additional corporate layoffs of ~10% in Jun’22 ✓ Substantial progress on supply chain renegotiations, reducing supply purchases by $150M between 1H’22 and 2H’22 ✓ Successful renegotiation of Corporate HQ lease Delivered Actual Savings of $50M in 2H 2022 and On Track to Achieve $100M by Mid-2023 FEBRUARY 23 8

The Amarin Journey Simultaneously, We Have Pivoted to Focus on the Global Opportunity Amarin is Successfully Executing a Global Commercialization 2022 August 2021 2024 Karim Mikhail • National reimbursement • International appointed as new CEO received in UK, Sweden & Finland approvals Current position • Individual reimbursement received anticipated in Austria and Denmark September 2021 Commercial hub in Zug, Switzerland became operational PIVOT TO EU COMMERCIALIZATION & GLOBALIZATION 2021 2023 BEYOND • Initiated European launch • Launch across new markets and Multi-billion dollar activities expand digital strategy ex-US opportunity • March ‘21: EC approves icosapent ethyl (branded VAZKEPA®) • Reimbursement decisions and approvals expected in key countries • April ‘21: MHRA approves icosapent ethyl in Great Britain • In process of seeking scientific FEBRUARY 23 9 advice from EMA on FDC program

The Amarin Journey

Amarin Leadership Took the Right Actions in 2022

Focus on Operational Excellence to Enhance Value

SUCCESSFUL EXECUTION ON GLOBAL COMMERCIALIZATION

- **Attractive reimbursement and pricing in 5 European countries**
- Advanced **5 additional European markets to pricing negotiation**
- Achieved **6 international regulatory approvals**
- Hired ~200 European team members with **significant CV-MET launch experience and established Zug HQ**

SIGNIFICANT PROGRESS ON CASH PRESERVATION INITIATIVES

- **Delivered actual savings of $50M** in the second half of 2022 and **on track to achieve $100M by mid-2023**
- Renegotiations of supply agreements continue to progress resulting in **reduction of inventory purchases**

TRANSFORMED LEADERSHIP TEAM AND BOARD

- Added global, pharma, leadership and financial **expertise**
- **Built a leading European leadership team** to best execute on significant commercial opportunity
- **70%** of executive leadership team new in 2022

FEBRUARY 23

10

Continued Solid Execution Against Ambitious Objectives We Made Progress Against All Three Strategic Pillars 11

The Amarin Journey The Next Chapter – Becoming A Diversified Cardiometabolic Player 2023 KEY PRIORITIES Maintain Obtain additional Advance the Progress all Continue profitability in US regulatory development reimbursements to to focus on approvals of FDC and focus on launching operational and partner explore in Europe excellence international additional markets diversification opportunities through BD FEBRUARY 23 12

The Amarin Journey The Next Chapter – Becoming A Diversified Cardiometabolic Player Rationale for Development of an FDC Portfolio Life Cycle Management Greater Patient Enhance The Of VAZKEPA® Convenience And Adherence Value Proposition An FDC launch can potentially Reduced pill burden, meaning If successful, the FDC product bring significant value to greater convenience which would carry the most significant the VASCEPA® /VAZKEPA® translates into increased adherence CV risk outcome benefit label franchise globally with a positive impact on patient and potentially additional outcome as well as commercially protection for patients Process underway to seek Scientific Advice from EMA FEBRUARY 23 13

Amarin has a Winning Commercial Strategy Foundation in Place for Geographic Expansion with Early Success Accelerating

Commercial Opportunity We Have Made Significant Progress in Europe 1. Regulatory 2. Submission of Market Access 3. Scientific Evidence Assessm. 4. Reimbursement 5. Country Launch Approval & Reimbursement Dossiers / Recommendation Price Negotiations Pricing announcement & Publication Austria Denmark England/Wales Finland France Germany Entering 2022 we had Italy one market in price Netherlands negotiations Norway Portugal Scotland Spain Sweden Switzerland Israel FEBRUARY 23 15

Commercial Opportunity

Multiple Markets Are Transitioning to Launch

2022 YEAR END UPDATE

At year end we had VAZKEPA® available in 5 markets, and in the pricing negotiation stage in another 5 markets

Country	1. Regulatory Approval / 2. Submission of Market Access & Reimbursement Dossiers / 3. Scientific Evidence Assessm. / Recommendation / 4. Reimbursement Price Negotiations	5. Country Launch Pricing announcement & Publication
Austria	Individual reimbursement > national reimbursement expansion 2023	Launched (Individual Reimbursement)
Denmark	Individual reimbursement > national reimbursement expansion 2023	Launched (Individual Reimbursement)
England/Wales	National reimbursement	Launched
Finland	National reimbursement	Launched
France	CEPS negotiations ongoing	2023/2024 (expected)
Germany	Amarin suspended VAZKEPA® supply and German business operations	Final Arbitration Decision November 2022
Italy	Positive CTS, CPR negotiations started	2023 (expected)
Netherlands	Positive ZIN recommendation, MoH pricing negotiations ongoing	2023 (expected)
Norway	Pending NOMA decision	2023 (expected)
Portugal	INFARMED submission ongoing	2023 (expected)
Scotland	SMC submission ongoing	2023 (expected)
Spain	Positive IPT recommendation, Pending MoH decision	2023 (expected)
Sweden	National reimbursement	Launched
Switzerland	BAG submission ongoing	2023 (expected)
Israel		2023 (expected)

FEBRUARY 23

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Commercial Opportunity

The Path to $1BN+ Market Opportunity for Amarin is Within Reach

KEY
Slower Uptake
Faster Adoption and Market Penetration



✓ *Launched market*
Population in M

PRICING (UK) ~$175/mo[1]

UK & IRELAND ✓
- ~4.8 — Estimated eCVD prevalence
- ~1.1 — Estimated eCVD eligible patients for Vazkepa EMA label

NORDICS ✓
- ~1.8 — Estimated eCVD prevalence
- ~0.3 — Estimated eCVD eligible patients for Vazkepa EMA label

PRICING (Sweden) ~$160/mo[2]
PRICING (Denmark) ~$223/mo[2]
PRICING (Finland) ~$169/mo[2]

FRANCE
- ~6.0 — Estimated eCVD prevalence
- ~1.3 — Estimated eCVD eligible patients for Vazkepa EMA label

ITALY
- ~4.5 — Estimated eCVD prevalence
- ~0.7 — Estimated eCVD eligible patients for Vazkepa EMA label

IBERIA
- ~3.7 — Estimated eCVD prevalence
- ~0.8 — Estimated eCVD eligible patients for Vazkepa EMA label

CEE
- ~12.9 — Estimated eCVD prevalence
- ~1.6 — Estimated eCVD eligible patients for Vazkepa EMA label

MID EU ✓
- ~3.1 — Estimated eCVD prevalence
- ~0.8 — Estimated eCVD eligible patients for Vazkepa EMA label

PRICING (Austria) ~$218/mo[2]

Mid-EU: Netherlands, Austria, Belgium, Switzerland; CEE: Greece, Poland, Czech Republic, Slovakia, Hungary, Estonia, Latvia, Lithuania, Croatia, Slovenia, Serbia, Montenegro, Bosnia, N. Macedonia, Bulgaria, Romania, Cyprus and Malta; Nordics: Sweden, Finland, Norway, Denmark
*CEE : due to lack of availability of local data (with the exception of some countries like Greece) we have assumed only 50% of eCVD patients on statins (vs 70% and more in west Europe) and 23% of patients with elevated TG which is the low end of the rest of Western
PLEASE note that CEE DOES NOT include RUSSIA, ISRAEL, UKRAINE and the CIS countries; population figures rounded to the nearest 50
[1] U.K. pricing based on announced guidance of £144/month and exchange ratio of $1.24/£; [2] Swedish pricing based on announced guidance of 1,640Kr/month and exchange ratio of 0.098 $/Kr; Denmark pricing based on announced guidance of 1,488DKK/month and exchange ration of 0.1500 $/DKK; Finland and Austria pricing based on announced guidance of €200/month and €155/month respectively and exchange ratio of $1.09/€

FEBRUARY 23
17

Commercial Opportunity U.K. Pricing & Reimbursement and Launch Highlights June 2022 April 8, 2021 Amarin UK Officially Operational MHRA Approves VAZKEPA for reducing the Key Account Managers in the field risk of cardiovascular events in statin treated eCVD with fasting TG > 1.7 mmol/l, LDL-C 1.04 - 2.60 mmol/l (>70 KOL endorsements) July 2022 Amarin Receives Final NICE Guidance for VAZKEPA Reimbursement for statin treated eCVD with fasting TG > 1.7 mmol/l, LDL-C 1.04 - 2.60 mmol/l November 2022 NICE publishes new National Lipid Guidelines including TG testing & July 2021 Vazkepa Amarin Completes VAZKEPA NICE Submission May 2021 – July 2022 Amarin builds UK Commercial team FEBRUARY 23 18

Commercial Opportunity Successful Price Negotiation Compared to Other Oral Analogues Daily Treatment Price (DTP) in € 1.44 Jardiance 1.54 Forxiga 2.30 Brilique 2.33 Nilemdo 3.85 Entresto Vazkepa 5.67 FEBRUARY 23 19

Commercial Opportunity Strong Initial Market Access Performance in the U.K. Priority Account Eligible Patient Population Availability Index Uptake from NICE TA Slide Cumulative positive formulary inclusion from NICE TA 100 Cheshire & Merseyside ICB (Pan Mersey) 29,000 Formulary Types: AlI/AlI 100 North East & North Cumbria ICB (County Durham) 28,597 Countries: All 100 Greater Manchester ICB (GMMMG) 27,366 142 target formularies 100 North West London ICB (Chelsea and Westminster) 20,100 140 100 North East London ICB (Barts) 19,420 Leqvio: (115) 120 100 Northern Ireland 18,072 Nilemdo: (111) Kent and Medway ICB (East Kent, West Kent) 17,802 100 100 Vazkepa: (83) 100 Hampshire & the Isle of Wight ICB 17,398 South East London ICB 17,263 65 80 100 Sussex ICB (East Sussex West Sussex) 16,320 60 100 West Yorkshire ICB (Leeds) 15,236 5* Birmingham & Solihull ICB 11,192 40 65 Nottingham & Nottinghamshire ICB 9,980 30 Derby & Derbyshire ICB 9,845 20 100 Bedfordshire, Luton & Milton Keynes ICB 9,142 0 65 Bath, North East Somerset, Swindon & Wiltshire ICB 8,907 0 50 100 150 200 250 300 350 400 450 500 550 65 Herefordshire & Worcestershire ICB 7,554 Days from NICE TA Dorset ICB 7,436 100 • 83/142 formularies, > DS Nilemdo & Novartis’ Leqvio 65 Lincolnshire ICB 7,284 Buckinghamshire Oxfordshire & Berkshire ICB 6,469 100 • 19/20 unlocked priority accounts = access to 50% eligible patient population Unlocked to date 293,191 • 65% (13) have AI 100% (any HCP can Rx), 25% (5) have AI 65% (Specialists can Rx) Eligible Patient Population / Total 304,383 / 586,000 FEBRUARY 23 20 Cumulative # formularies Date of NICE TA NICE +60 NICE +90 NICE +12mth

Commercial Opportunity COVID Turned Germany From an Easy, Open Access Marketplace to a Challenging Marketplace March 2022 – The German Government Announced Exceptional Healthcare Austerity measures • Germany has a “discretionary” pricing period where companies are able to set their own price prior to negotiating with the government - Reduced from 12 months to 6 months as a result of austerity measures • Mandatory rebate increase from 7 to 19% in 2023 • Extension of pricing moratorium by 4 years - Only inflation catch up permitted • Additional rebate for combination products of 15% • Improvement of negotiation position for the sick funds FEBRUARY 23 21

Commercial Opportunity International Expansion A Significant Focus – 20 Markets By 2024 Switzerland NEXT WAVE EXPECTED TO BE UP TO China Bahrain 13 BY YEAR END 2024 Hong Kong (CVRR) Saudi Arabia Puerto Rico Additional markets pending, including China New markets represent 50M+ patients Australia Negotiate Partnership Opportunities ST 1 WAVE New Zealand to Drive Access While Maintaining Flexibility 7 COMPLETE Including… Australia, Switzerland, Hong Kong, Saudi Arabia, Bahrain, Puerto Rico, New Zealand; Supported by REDUCE-IT® Study Additional markets pending, including China and U.S. FDA and EMA Filings Note: The company is pursuing expansion into these various additional markets and the status of regulatory and/or patent approval will vary market to market. FEBRUARY 23 22 Patient populations indicate prevalence of cardiovascular disease per Journal of the American College of Cardiology, Vol. 80 published 11/25/22

Commercial Opportunity

Proven Ability to Negotiate Attractive International Partnerships


Canada

HLS Therapeutics Inc.

- ✓ NDS approved Dec. 2019
- ✓ Launched Feb. 2020

5M+ addressable population with cardiovascular disease

Pricing: $220/mo[1]

Biologix FZCO

- ✓ Approved in Lebanon, UAE (2018), Qatar (2020), Bahrain (2020), Saudi Arabia (2022)

35M+ addressable population with cardiovascular disease


MENA


China / HK

EDDING PHARM 亿腾

- ✓ Approved in Hong Kong (2022)

China awaiting final regulatory decision, delayed due to COVID

135M+ addressable population with cardiovascular disease

CANADA

- ✓ Out-licensed Canada rights in 2017
- ✓ Favorable pricing & reimbursement outcome
- ✓ HLS parntered with Pfizer's Primary Care organization to drive commercialization
- ✓ Peak sales estimate of C$250-300M

MENA

- ✓ Distribution agreement since 2016
- ✓ Approval achieved across multiple geographies

CHINA/HONG KONG

- ✓ Full development & commercialization agreement since 2015
- ✓ Mainland China final regulatory decision delayed due to COVID
- ✓ **Edding Pharm's current timeline supports a Q1 approval**

Targeting Additional Distribution Agreements for RoW Geographies

FEBRUARY 23 [1] Monthly treatment cost based on a 2-gram twice daily administration, assumes ~CAD$294/mo with 0.75 $CAD/$USD exchange ratio

23

Commercial Opportunity

Managing The Dynamic U.S. Situation

Two Years Into Generic Competition


Total IPE Norm TRx Trend
Nov-20: Hikma launches icosapent ethyl capsules; first generic Vascepa® launch
Aug-21: Karim Mikhail appointed Amarin President and CEO
Sep-21: AMRN announces restructuring and focuses on on Go-to-market strategy
Jun-22: $100mm cost reduction plan and revised Go-to-market strategy announced
Norm TRx
120,000
100,000
80,000
60,000
40,000
20,000
0
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Generic V
Vascepa
Total IPE

U.S. Business has maintained ~60% market share with four generics on the market

Most branded drugs lose ~90% market share in first 90 days post generic launch

Exceptional for any drug facing two years of generic competition

FEBRUARY 23

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Commercial Opportunity Amarin Delivered Cumulative $1BN Since Generic Launched and Has The Ability to Manage Profitability via Multiple Levers Ability to launch an authorized generic Ability to move to branded generic Further operating expense reductions AMARIN HAS THE ABILITY TO LEVERAGE ALL THREE TOOLS TO MAINTAIN U.S. PROFITABILITY FEBRUARY 23 25

Commercial Opportunity Significant Efforts Taken To Control Costs And Lower Cash Burn Fourth Quarter 2022 Quarterly Cash Burn Cash Flow Positive 20 Preliminary 4Q Results Cash Flow Positive ~$4M • Cash balance at 12/31 0 approximately $310M • Delivered actual savings of -20 $50M in the second half of 2022 and on track to achieve -40 $100M by mid-2023 -60 • Significant progress renegotiating supply purchase -80 agreements - process ongoing -100 • Future cash investments will be success-driven related to -120 Q1 2022 Q2 2022 Q3 2022 Q4 2022 launching sales in new countries FEBRUARY 23 26

New Board and Leadership are Agents of Change Refreshed and Fit-for-Purpose Board Driving Amarin’s Transformation; Per Wold-Olsen Brings Key Expertise and Leadership Needed to Guide Amarin’s Next Phase

Governance

Proactive Board Refreshment Process is Comprehensive, Independent and Transparent...

Timeline

- Oct 2021
  - Leading search firm engaged
- Jan 2022
  - Per Wold-Olsen appointed



- May 2022
  - Per Wold-Olsen appointed Chairman and Erin Enright and Alfonso "Chito" Zulueta appointed Per Wold-Olsen appointed as Chair of Renumeration and Erin Enright appointed as Chair of Audit





- Jun 2022
  - David Stack and Joe Zakrzewski retire
- Oct 2022
  - Adam Berger and Geraldine Murphy appointed




- Dec 2022
  - Lars Ekman and Patrick O'Sullivan retire
- Jan 2023
  - Adam Berger appointed as Chair of Nom / Gov
  - Murray W. Stewart appointed



Selection Criteria

- Considered over **30 candidates** against **clear selection criteria**, including expertise in:

✓ Europe and International healthcare – commercial execution

✓ Global M&A, business development and pharma partnerships

✓ Pricing and reimbursement

✓ Cardiovascular and related product launch experience

✓ Capital markets and healthcare investment

✓ Corporate governance

~70% Refreshed Board; Six New Independent Directors Appointed Since 2022

FEBRUARY 23

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Governance

...Bringing in Broad and Relevant Experience to Support Amarin's Transformation

			EU / Int'l commercial execution	Blockbuster drug, pricing and reimbursement	Cardiovascular and related product launch experience	M&A, BD and global pharma partnerships	Capital markets and healthcare investment	Governance experience (ESG)	Years expertise
	**Per Wold-Olsen** *Chairman since May 2022*	MERCK, GN, novo holdings, GILEAD, oncopeptides	✓	✓	✓	✓	✓	✓	30+ PHARMA AND COMMERCIAL
	**Karim Mikhail** *President & CEO since Aug 2021*	MERCK	✓	✓	✓	✓			26+ PHARMA AND COMMERCIAL
	**Adam Berger** *Board member since Oct 2022*	WELLS FARGO, citi, SVB LEERINK		✓	✓	✓	✓	✓	30+ OF FINANCIAL EXPERTISE
	**Erin Enright** *Board member since May 2022*	LEEmedical, citi, InfuSystem				✓	✓	✓	29+ FINANCIAL AND GOVERNANCE
	**Jan van Heek** *Board member since Feb 2010*	genzyme, Baxter	✓	✓			✓	✓	30+ PHARMA COMMERCIAL AND MANUFACTURING
	**Geraldine Murphy** *Board member since Oct 2022*	LEO, Irish Pharmaceutical Healthcare Association	✓			✓	✓	✓	30+ PHARMA AND COMMERCIAL
	**Kristine Peterson** *Board member since Nov 2010*	Bristol Myers Squibb, Johnson & Johnson, valeritas		✓	✓	✓		✓	30+ PHARMA AND COMMERCIAL
	**Murray Stewart** *Board member since January 2023*	Rhythm Pharmaceuticals, GSK	✓	✓	✓			✓	27+ MEDICAL, CARDIO, GOVERNANCE
	**Alfonso "Chito" Zulueta** *Board member since May 2022*	Lilly, Syneos Health, CALiDi, glooko	✓	✓	✓	✓		✓	30+ PHARMA, COMMERCIAL AND GOVERNANCE

FEBRUARY 23

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Governance Per Wold-Olsen’s Experience and Leadership are Having a Profound Impact on Amarin’s Transformation Wealth of Highly Relevant Experience to Draw Upon Possesses the leadership and Unique and fresh value Best-in-class Governance expertise needed to guide proposition identified by Experience at Leading ✓✓✓ ✓✓ Amarin’s transformation: third party: Pharmaceutical Companies: • Doubled Merck’s European • An independent search firm • Board Member and/or leadership revenue identified Per Wold-Olsen as a experience at Great Nordic, candidate in 2021 H.Lundbeck, Novo Holdings, • Maintained profitability during Gilead and Oncopeptides patent cliffs• Per Wold-Olsen appointed to the Board in Jan 2022 and made • Prior experience with healthcare • Restructured CEE/MENA Chairman in May 2022 policy committees providing business, growing sales 6x connectivity with key industry • Per Wold-Olsen is bringing the • In charge of global franchise players fresh perspectives Amarin needs marketing for Merck’s Human Health Division Leadership and Achievements as Chairman to Date ✓ Successfully achieved very favorable pricing ✓ Provided critical assistance to navigate EU pricing outcomes in 5 countries negotiations, leveraging prior experience with highly successful Zocor launch ✓ Critical to ongoing negotiations, with 5 approvals approaching finalization ✓ Prior experience and relationship with EU payors ✓ Annual cost savings of $50M achieved with $100M ✓ Recognized the need for cost containment targeted in 2023 FEBRUARY 23 30

Governance Commitment to High Standards of Corporate Governance Drives Alignment and Accountability Robust and active board refreshment ✓ 7 directors added in the past 2 years ✓ Median director tenure of less than 1 year Ongoing refreshment to bring diverse perspectives, ✓ 50%+ of the Board is diverse in gender/ethnicity skills and experiences aligned with the long-term growth strategy Shareholder engagement ✓ Dedicated investor relations team responsive to shareholders ✓ Shareholders can write to the corporate secretary to communicate with Active shareholder engagement program, and the the Board and its individual members Board and are open to listening to the perspectives ✓ Shareholders have the right to call special meetings and constructive ideas from shareholders Governance features ✓ Majority vote standard for director elections Best in class corporate governance features ✓ Annual say-on-pay vote FEBRUARY 23 31

Governance Compensation Structure Strongly Aligns Management and Shareholder Interests Target CEO Compensation 2021 PROVISIONS ALIGN WITH SHAREHOLDER INTEREST Base salary Performance- 15% based RSUs ✓ Pay levels are market aligned 23% Performance- ✓ Predominantly at-risk compensation mix 85% based cash bonus 10% aligned with shareholders ✓ Rigorous performance metrics aligned with long- term value creation drivers Time-based RSUs 25% Time-based stock options ✓ Maximum payout caps on cash and performance 27% RSUs payouts Compensation Awarded Based on Robust and Measurable Performance Goals including: ✓ Stock ownership guidelines for executives and • U.S. Commercial Profitability Improvement directors • European Commercialization • International Expansion • R&D / Business Development ✓ Double-trigger change in control provisions • Supply Goals • Financial Goals Amarin’s Executive Compensation Program is Aligned with Our Long-Term Growth Strategy FEBRUARY 23 32

Sarissa’s Campaign is Misguided and Risks Value Destruction Sarissa Does Not Understand Our Business and is NOT the Answer: It Has No Plan, No New Ideas and Its Director Slate is Underqualified

Sarissa’s Misguided Campaign Sarissa has Shown No Interest in Constructively Engaging or Offering New Ideas June 15, 2022: August 30, 2022: th January 10 , 2023: Sarissa provided 5 nominees, January 2022: May-June 2022: The Board formally recommended 3 Sarissa delivers requisition all Sarissa employees, including of Sarissa’s candidates for interviews Sarissa files 13D Amarin attempted notice with proposals to 2 junior analysts with < 5 YOE disclosing 6.1% to contact Sarissa, The Board pursued a refreshment remove Per Wold-Olsen and Sarissa had no consideration for position and but received no practice conducted in good faith appoint 7 of their experience or best practices activist intent response using best governance principles candidates to the Board th July 2022: October 2022: January 30 , 2023: March 2022: June 10, 2022: Amarin continued to Per Wold-Olsen proactively Per Wold-Olsen conveyed Sarissa met with Amarin leadership met engage with Sarissa, approached Sarissa, offering message to Sarissa Amarin but did not with Sarissa, who again and agreed to interview to meet on a quarterly basis, expressing willingness to provide nominees declined to provide the 3 of the candidates receiving no response interview two of Sarissa’s names of its nominees candidates, Paul Cohen and Diane Sullivan, as part of the Board’s ongoing refreshment process FEBRUARY 23 34

Sarissa's Misguided Campaign

Sarissa's Director Slate is Underqualified Relative to the Existing Board, and Do Not Bring Additive Skills

Board overview & relevant experience

Sarissa Employees (shaded columns: Patrice Bonfiglio, Mark DiPaolo, Odysseas Kostas)

Board member	Patrice Bonfiglio	Paul Cohen[1]	Mark DiPaolo	Keith L. Horn	Odysseas Kostas	Louis Sterling III	Diane E. Sullivan[1]	Amarin's Existing Board
EU / Int'l commercial execution	X	X	X	X	X	X	?	✓ (6/9 members)
Blockbuster drug, pricing and reimbursement	X	X	X	X	X	X	?	✓ (7/9 members)
Cardiovascular and related product launch experience	X	?	X	X	X	X	✓	✓ (6/9 members)
M&A, BD and global pharma partnerships	X	X	X	✓	X	X	X	✓ (7/9 members)
Capital markets and healthcare investment	✓	?	✓	✓	✓	✓	X	✓ (5/9 members)
Governance experience	X	X	✓	✓	✓	✓	X	✓ (8/9 members)

Sarissa's Directors Would Unnecessarily Crowd the Board and Waste Valuable Shareholder Resources

FEBRUARY 23
[1] Amarin intends to interview Paul Cohen and Diane E. Sullivan to determine whether or not they have the experience necessary as part of the ongoing Board of Directors refreshment process

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Sarissa’s Misguided Campaign Sarissa’s Nominees Will NOT Advance Amarin’s Transformation… Patrice Bonfiglio Paul Cohen Mark DiPaolo Current Public Boards: None Current Public Boards: None Current Public Boards: Innoviva Primary Industry Experience: Finance Primary Industry Experience: Cardiometabolic research Primary Industry Experience: Finance / governance Age: 40 Age: 48 Age: 52 Patrice Bonfiglio’s expertise is unsuited to Mark DiPaolo’s expertise is primarily Paul Cohen’s expertise is primarily Amarin’s needs, with minimal operational investment related, and will not further research-focused experience outside of financial services Amarin’s core commercialization focus û Experience in financial services is û Experience is primarily in û Primary experience in financial not needed by Amarin academia services and investing is not additive to Amarin’s commercial û Has only served in finance and û Has not served on a public efforts accounting roles for financial company board institutions – completely unrelated to Amarin’s business û Has never served on a public company board Amarin intends to interview Paul to determine whether he has relevant experience as part of the ongoing Board refreshment process FEBRUARY 23 36

Sarissa's Misguided Campaign

...And Have a Lack of Governance and Commercial Experience

Keith Horn

Current Public Boards: None
Primary Industry Experience: Finance and Real Estate
Age: 64

Keith Horn's prior investments have been heavily real estate centric – an entirely different industry from Amarin

- **Experience is primarily in financial services** with prior investments focused in real estate
- Virtually no experience in health care or international commercialization

Odysseas Kostas

Current Public Boards: Innoviva, Armata Pharmaceuticals
Primary Industry Experience: Finance, Medicine
Age: 48

Odysseas Kostas has no direct experience commercializing new therapies and is limited value-add

- Experience is primarily in financial services and investments – **not additive to Amarin's existing Board skillset**

Louis Sterling III

Current Public Boards: The Green Organic Dutchman
Primary Industry Experience: Finance, Law
Age: 44

Louis Sterling has limited experience in ex-US commercialization; only prior Board seat with a marijuana company

- Louis Sterling has limited experience in ex-US commercialization
- **Only prior Board seat unrelated to Amarin's focus**

Diane Sullivan

Current Public Boards: None
Primary Industry Experience: Business development
Age: 60

Diane Sullivan had limited impact at MedCo before it was sold, and her skillset is duplicative of members of our Board

- Limited international experience

Amarin intends to interview Diane to determine whether she has relevant experience as part of the ongoing Board refreshment process

FEBRUARY 23

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Sarissa's Misguided Campaign

Sarissa has Claimed Amarin Does Not Engage with Shareholders, However Amarin's New Management Has Made Engagement a Top Priority

- Karim Mikhail appointed new CEO 08/01/21
- H.C. Wainwright 23rd Annual Global Investment Conference 10/13/21
- Cantor Fitzgerald Global Healthcare Conference 2021 10/28/21
- Jefferies 2021 London Healthcare Conference 11/16/21
- Piper Sandler 33rd Annual Virtual Healthcare Conference 11/22/21
- 40th Annual J.P. Morgan Healthcare Conference 01/11/22
- Cowen 42nd Annual Health Care Conference 03/07/22
- H.C. Wainwright Global Investment Conference 05/25/2022
- Jefferies Healthcare Conference 06/08/22
- H.C. Wainwright 24th Annual Global Investment Conference 10/12/22
- American Heart Association 2022 Scientific Sessions 11/07/22
- 13th Annual Jefferies London Healthcare Conference 2022 11/16/22
- 41st Annual J.P. Morgan Healthcare Conference 01/10/23
- SVB Securities Global Biopharma Conference 2023 DIGITAL 02/14/23

Communications and IR team fully refreshed during 2022

Redesigned Corporate Website
Launched in Jan'23 with increased investor engagement functionality

Key IR initiatives for 2H'22
Quarterly town halls, direct Q&A with investors

10+ Conferences Attended
Since Karim's appointment as CEO

AMARIN HAS BEEN BUILDING BETTER TOOLS TO ENGAGE WITH SHAREHOLDERS AND WILL USE THEM TO DRIVE ACTIVE DIALOGUE WITH ALL SHAREHOLDERS

FEBRUARY 23

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New Amarin: Right Plan, Right Team to Drive Shareholder Value ✓ Transformation to New Amarin is Underway ✓ Winning Commercial Strategy to Drive Short- And Long-Term Value Creation ✓ New Board Members are Agents of Change ✓ Sarissa’s Campaign is Misguided and Risks Value Destruction 39 AMARIN

Leading a new paradigm in preventive cardiovascular care and growing our impact for patients globally AMBITIONS for

THANK YOU FEBRUARY 23